UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 14, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                            0-22624              05-0473908
       Delaware                            1-11432              05-0475617
       Delaware                            1-11436              22-3182164
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(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                 19061
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

(a)(1) On August 14, 2005, Foamex L.P. ("Foamex"), the primary operating subsidiary of Foamex International Inc. (the "Company"), executed amendments to its Senior Secured Credit Facility and Secured Term Loan that waive through September 30, 2005, the default caused by the failure to remit payment to the holders of the 13 1/2% Senior Subordinated Notes. In addition, the amendments waive compliance with the fixed charge coverage ratio covenant for the quarter ended July 3, 2005 and permit Foamex to utilize additional proceeds from the sale of the previously announced rubber and felt carpet cushion businesses for working capital and other corporate purposes. If Foamex commences a Chapter 11 case, Foamex's senior lenders have committed to provide debtor-in-possession facilities, subject to court approval. The lenders under the Senior Secured Credit Facility have also agreed to a commitment for exit financing upon Foamex's emergence from Chapter 11, subject to an acceptable plan of reorganization.

(a)(2) On January 26, 2004, the Company executed an employment agreement with Gregory J. Christian, Executive Vice President and General Counsel of the Company, which provides for an initial employment term of one year, which is automatically renewable for additional one-year terms, unless notice of intent not to extend the term of the agreement is given by either party. Mr. Christian has responsibility for the Company's legal, human resources and communications departments. On April 25, 2005, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") approved certain amendments to Mr. Christian's employment agreement. Under these amendments, Mr. Christian will receive a salary of at least $300,000 per year, with such salary being reviewed annually by the Compensation Committee. Mr. Christian participates in the Bonus Plan and has a target bonus of 45% of his annual salary; the actual amount of the bonus is to be based on the attainment of certain performance targets. In 2005, Mr. Christian will receive a retention bonus, which is designed to guarantee payment of a portion of his performance bonus of up to $125,000. The retention bonus is offset by awards achieved under the Bonus Plan as higher performance targets are attained.

          If the agreement is terminated by Mr. Christian for "good reason" or by the Company without "cause," or on account of Mr. Christian's death or disability, the Company will be required to pay Mr. Christian, in addition to any amounts earned but not yet paid to him, two times the sum of his (i) then current annual base salary and (ii) Annual Target Bonus.

          On August 15, 2005, the Company executed a second amendment to Mr. Christian's employment agreement. Under the terms of this amendment, Mr. Christian adds to his existing responsibilities the job of Chief Restructuring Officer ("CRO") during the period in which the Company is pursuing a corporate debt restructuring. If the Board of Directors discontinues Mr. Christian's service as CRO, such discontinuance shall not by itself constitute good reason for Executive to terminate employment under the employment contract, nor shall it constitute a termination or constructive termination of employment by the Company. The second amendment provides that Mr. Christian's base compensation shall remain unchanged however Mr. Christian will be paid additional compensation at the rate of $75,000 per annum as compensation for his role as CRO. The CRO compensation shall not be taken into account in determining bonus, severance, or other compensation or benefit payments.

          On January 26, 2004, the Company and Mr. Christian entered into a Change in Control Protection Agreement which provides that if Mr. Christian terminates his employment for "good reason" on account of a change in control (as defined) of the Company or Mr. Christian's employment is terminated by the Company without "cause" on account of a change in control of the Company, the Company will be required to pay Mr. Christian, in addition to any amounts earned but not yet paid to him, an amount equal to two times the sum of (i) his then current annual base salary and (ii) Annual Target Bonus. The Change in Control Protection Agreement also provides that if any payment or distribution to or for the benefit of Mr. Christian would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Christian will be entitled to receive a gross-up payment in respect of such taxes.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits

(c)       Exhibits

4.15.9 Waiver and Agreement to Credit Agreement, dated as of August 14, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

4.16.9 Waiver and Amendment No. 6 to Credit Agreement, dated as of August 14, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.

10.11.18  Employment   Agreement,   dated  January  26,  2004,   between  Foamex
          International Inc., Foamex L.P. and Gregory J. Christian.

10.11.19 Amendment No. 1 to Employment Agreement, dated April 25, 2005, between Foamex International Inc., Foamex L.P. and Gregory J. Christian.

10.11.20  Amendment  No. 2 to  Employment  Agreement,  dated  August  15,  2005,
          between  Foamex   International  Inc.,  Foamex  L.P.  and  Gregory  J.
          Christian.

10.11.21 Change in Control Protection Agreement, dated January 26, 2004, between Foamex International Inc. and Gregory J. Christian.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 16, 2005

                                   FOAMEX INTERNATIONAL INC.


                                   By:      /s/ K. Douglas Ralph
                                            ---------------------------------
                                   Name:    K. Douglas Ralph
                                   Title:   Executive Vice President and
                                            Chief Financial Officer


                                   FOAMEX L.P.
                                       By:  FMXI, INC.,
                                            its Managing General Partner

                                   By:      /s/ K. Douglas Ralph
                                            ---------------------------------
                                   Name:    K. Douglas Ralph
                                   Title:   Executive Vice President and
                                            Chief Financial Officer


                                   FOAMEX CAPITAL CORPORATION

                                   By:      /s/ K. Douglas Ralph
                                            ---------------------------------
                                   Name:    K. Douglas Ralph
                                   Title:   Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description


4.15.9 Waiver and Agreement to Credit Agreement, dated as of August 14, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

4.16.9 Waiver and Amendment No. 6 to Credit Agreement, dated as of August 14, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.

10.11.18  Employment   Agreement,   dated  January  26,  2004,   between  Foamex
          International Inc., Foamex L.P. and Gregory J. Christian.

10.11.19 Amendment No. 1 to Employment Agreement, dated April 25, 2005, between Foamex International Inc., Foamex L.P. and Gregory J. Christian.

10.11.20  Amendment  No. 2 to  Employment  Agreement,  dated  August  15,  2005,
          between  Foamex   International  Inc.,  Foamex  L.P.  and  Gregory  J.
          Christian.

10.11.21 Change in Control Protection Agreement, dated January 26, 2004, between Foamex International Inc. and Gregory J. Christian.